UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
JAPAN SMALLER CAPITALIZATION FUND, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all the boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

JAPAN SMALLER CAPITALIZATION FUND, INC.
Worldwide Plaza, 309 West 49th Street
New York, New York 10019
NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
December 15, 2022
To the Shareholders of
Japan Smaller Capitalization Fund, Inc.:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Meeting”) of the Japan Smaller Capitalization Fund, Inc., a Maryland corporation (the “Fund”), will be held in virtual meeting format only on December 15, 2022, at 10:30 a.m., Eastern Time, to consider and vote on the following matters:
1.	To elect five Directors, to serve for a term of one year and until their successors are duly elected and qualify;
2.
To approve a change to the compensation structure of the Fund so that at the Fund’s current asset level (and at asset levels below $325 million) the Fund will pay a lower management fee, although if the Fund’s asset level goes above $325 million the Fund would pay a higher management fee;

3.
To consider and vote upon a shareholder proposal to establish a special committee to investigate suitable alternatives to replace the Fund’s current investment manager, if properly presented at the Meeting; and

4.	To transact such other business as may properly come before the Meeting or any adjournments or postponement thereof.
The Board of Directors has fixed the close of business on September 23, 2022 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.
The Board of Directors recommends that shareholders vote FOR the election of each of the Director nominees (Proposal 1), FOR the change to the compensation structure of the Fund so that at the Fund’s current asset level (and at asset levels below $325 million) the Fund will pay a lower management fee, although if the Fund’s asset level goes above $325 million the Fund would pay a higher management fee (Proposal 2) and AGAINST the shareholder proposal to establish a special committee to investigate suitable alternatives to replace the Fund’s current investment manager (Proposal 3).
To enhance access to the Meeting for all shareholders, the Meeting will be held virtually on the Internet rather than in person. All shareholders are requested to vote by proxy over the Internet, by telephone, or by completing, dating, and signing a proxy card and returning it promptly. You also may vote at the virtual Meeting if you choose to attend.
If you owned shares as of the Record Date and wish to participate in the Meeting, you must email AST Fund Solutions, LLC (“AST”) at attendingameeting@astfinancial.com or call AST toll-free at 1-800-814-0439, in order to register to attend the Meeting, obtain the credentials to access the Meeting, and verify that you were a shareholder on the Record Date. If you are a record owner of shares, please have your 15-digit control number on your proxy card available when you call or include it in your email. You may vote during the Meeting by following the instructions that will be available on the Meeting website during the Meeting.
If you hold your shares through an intermediary, such as a bank or broker, as of the Record Date, you must provide a legal proxy from that institution in order to vote your shares at the Meeting. You may forward an email from your intermediary or attach an image of your legal proxy and transmit it via email to AST at attendingameeting@astfinancial.com and you should label the email “Legal Proxy” in the subject line. If you hold your shares through an intermediary as of the Record Date and wish to attend, but not vote at, the Meeting, you must verify to AST that you owned shares as of the Record Date through an account statement or some other similar means.
Approval of any of the proposals is not contingent on the shareholders of the Fund approving any other proposal. If one proposal is not approved by the shareholders of the Fund, the other proposals may still be approved by shareholders of the Fund and be implemented.

Requests for registration must be received by AST no later than 5:00 p.m., Eastern Time, on December 13, 2022. You will then receive a confirmation email from AST of your registration and a control number that will allow you to vote at the Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on December 15, 2022: This Notice and the Proxy Statement are available on the Internet at https://vote.proxyonline.com/japan/docs/jof.pdf
By order of the Board of Directors,

Neil A. Daniele
Secretary of the Fund

November 7, 2022
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. ACCORDINGLY, YOU ARE REQUESTED TO PLEASE DATE, SIGN AND RETURN THIS PROXY CARD FOR THE ANNUAL MEETING PROMPTLY, OR TO AUTHORIZE THE PROXY VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THIS PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

JAPAN SMALLER CAPITALIZATION FUND, INC.
Worldwide Plaza, 309 West 49th Street
New York, New York 10019
PROXY STATEMENT
INTRODUCTION
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (or the “Board”) of Japan Smaller Capitalization Fund, Inc., a Maryland corporation (the “Fund”), for use at the annual meeting of shareholders of the Fund (the “Meeting”) to be held in virtual meeting format on December 15, 2022, at 10:30 a.m., Eastern Time, and at any adjournments or postponements thereof.
This Proxy Statement, the Notice of Annual Meeting of Shareholders, and the proxy card are first made available to shareholders on or about November 7, 2022. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card or otherwise as provided. Unless instructions to the contrary are marked, proxies will be voted FOR the election of five Directors (Proposal 1), FOR the change to the compensation structure of the Fund so that at the Fund’s current asset level (and at asset levels below $325 million) the Fund will pay a lower management fee, although if the Fund’s asset level goes above $325 million the Fund would pay a higher management fee (Proposal 2) and AGAINST the shareholder proposal to establish a special committee to investigate suitable alternatives to replace the Fund’s current investment manager (Proposal 3).
The Board of Directors has fixed the close of business on September 23, 2022 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. Shareholders of record on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 28,333,893 shares of common stock.
If the proxy is executed and returned, that vote may nevertheless be revoked at any time prior to its use by written notification, by the execution of a later-dated proxy, by the Fund’s receipt of a subsequent valid Internet or telephone vote, or by attending the Meeting and voting virtually. Proxies voted through the Internet or by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. Please note that merely virtually attending the Meeting without voting will not revoke a valid proxy.
Shareholders may vote on the election of Director nominees (Proposal 1), the change to the compensation structure of the Fund (Proposal 2) and the shareholder proposal to establish a special committee to investigate suitable alternatives to replace the Fund’s current investment manager (Proposal 3). Approval of any of the proposals is not contingent on the shareholders of the Fund approving any other proposal. If one proposal is not approved by the shareholders of the Fund, the other proposals may still be approved by shareholders of the Fund and be implemented.
Management of the Fund knows of no business other than that mentioned in Proposal 1, Proposal 2 and Proposal 3 of the Notice of Annual Meeting of Shareholders that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the proxy to vote in accordance with their discretion.
The Fund will furnish, without charge, a copy of its most recent annual report and semi-annual report succeeding such annual report to shareholders upon request to the Fund by calling toll-free 1-800-833-0018 or by emailing JOFInvestorRelations@nomura-asset.com.

PROPOSAL 1: ELECTION OF DIRECTORS
Rodney A. Buck, David B. Chemidlin, Marcia L. MacHarg, Yuichi Nomoto, and Paige P. Ouimet have been nominated by the Board to serve as Directors for a term of one year and until their successors are duly elected and qualify. Mr. Buck, Mr. Chemidlin, Ms. MacHarg, and Ms. Ouimet are not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”). Mr. Nomoto is an interested Director of the Fund within the meaning of the Investment Company Act.
The Board recommends that shareholders of the Fund vote FOR the election of each director nominee. Unless authority is withheld in the proxy or properly revoked, it is the intention of the persons named in the accompanying proxy card to cast each vote FOR the election of each director nominee.
The nominees have indicated an intention to serve if elected and have consented to being named in this Proxy Statement. The Board of Directors knows of no reason why the Director nominees would be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee as the Board of Directors may recommend. It is currently expected that any substitute nominee(s) for Mr. Buck, Mr. Chemidlin, Ms. MacHarg, and Ms. Ouimet will similarly not be “interested persons” of the Fund.
Should any vacancy occur on the Board of Directors, the remaining Directors would be able to fill such vacancy by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, subject to any applicable requirements of the Investment Company Act. Any Director elected by the Board to fill a vacancy would hold office until the remainder of the full term of the Director in which the vacancy occurred and until a successor is elected and qualifies. If the size of the Board is increased, additional Directors will be elected for one-year terms.
Nominees Proposed for Election as Directors
The following tables contains biographical and other information relating to the nominees for election as Directors of the Fund.

Independent Director Nominees
Name, Address, and Age*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by the Director	Other Directorships Held by the Director
Rodney A. Buck (74)*** Worldwide Plaza 309 West 49th Street New York, New York 10019-7316	Director and Chairman of the Board	Director since 2006 Chairman since 2010	Owner, Buck Capital Management (private investment management firm) since 2005; Chairman of the Dartmouth-Hitchcock Health Care Investment Committee since 2011.	One registered investment company consisting of one portfolio	None

David B. Chemidlin (65)*** Worldwide Plaza 309 West 49th Street New York, New York 10019-7316	Director and Chairman of the Audit Committee	Since 2006	Owner and President of AbidesWorks LLC (accounting and business support services) since 2016; Corporate Controller, Advance Magazine Publishers, Inc. (d/b/a Conde Nast) from 1995-2016.	One registered investment company consisting of one portfolio	None

Marcia L. MacHarg (73)*** Worldwide Plaza 309 West 49th Street New York, New York 10019-7316	Director and Chairperson of the Nominating Committee	Since 2013
Partner, Debevoise & Plimpton LLP (an international law firm) from 1987-2012; Of Counsel, Debevoise & Plimpton LLP since 2013; Trustee, Board of Trustees of Smith College from 2014-2022 and Chair of the Audit Committee of the Board of Trustees from 2016-2022; Member of the Executive Committee of the Friends of Smith College Libraries from 2013-2015.
				One registered investment company consisting of one portfolio	None

Paige P. Ouimet (47)*** Worldwide Plaza 309 West 49th Street New York, New York 10019-7316	Director	Since November 2021
Kenan-Flagler Business School Professor at the University of North Carolina at Chapel Hill since January 2021; Associate Professor from 2016-2020; Assistant Professor from 2008-2015; Associate Dean of the PhD Program since 2022; Research Director of the Kenan Institute of Private Enterprise since 2022.
				One registered investment company consisting of one portfolio	None
*	Age as of November 7, 2022.
**
If each Director nominee is elected by the shareholders and qualifies, he or she will serve as a Director for a one-year term expiring at the Annual Meeting of Shareholders to be held in 2023 and until his or her successor is elected and qualifies or until his or her earlier resignation or removal.

***
Each Independent Director (as defined below) is a member of the Audit, Nominating, and Governance and Compliance Committees of the Fund, in addition to the recently established Special Committee of the Fund, as discussed below under “Board Committees.”

Interested Director Nominee
Name, Address, and Age*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by the Director	Other Directorships Held by the Director
Yuichi Nomoto (50)*** Worldwide Plaza 309 West 49th Street New York, New York 10019-7316	President and Director	Since 2019
President and Chief Executive Officer of Nomura Asset Management U.S.A. Inc. (“NAM-U.S.A.”); Head of Global Business Strategy Department of Nomura Asset Management Co., Ltd. (“NAM”) since 2022; Managing Director of NAM-U.S.A. since 2018; Head of Client Services and Marketing of NAM-U.S.A. from 2016-2020; Executive Director of NAM-U.S.A. from 2016-2018.
				One registered investment company consisting of one portfolio	None
*	Age as of November 7, 2022.
**
If the Director nominee is elected by the shareholders and qualifies, he or she will serve as a Director for a one year term expiring at the Annual Meeting of Shareholders to be held in 2023 and until his or her successor is elected and qualifies or until his earlier resignation or removal.

***	Mr. Nomoto is an “interested person,” as defined in the Investment Company Act, of the Fund based on his positions with NAM-U.S.A. and NAM.
Information about the Directors’ Experience, Qualifications, Attributes and Skills
The Board believes that each of the Director nominees has the experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors to serve in such capacity in light of the Fund’s business and structure. Each Director has a substantial business and professional background and/or board experience that indicate the Director’s ability to critically review, evaluate, inquire, discuss and respond appropriately to information provided to him or her. A Director’s ability to perform his or her duties effectively may have been attained through the Director’s business, professional, consulting, public service and/or academic positions; experience from service as a board member of or in a substantial advisory capacity for the Fund; educational background or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director that support the conclusion that each person should serve as a Director.
When considering whether nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Fund’s business and structure, the Nominating Committee and the Board of Directors focused on the information discussed in each of the Directors’ individual biographies, as described below:
Rodney A. Buck
The Board of Directors considered Mr. Buck’s strong background in the investment management industry, believing in particular that Mr. Buck’s experience as the chief executive officer of Sentinel Advisors Company and chief investment officer of National Life Group is very valuable to the Fund. Mr. Buck is also currently Chairman of the Dartmouth-Hitchcock Investment Committee, which is responsible for the investment management of sizable endowments and pension funds.
David B. Chemidlin
The Board of Directors considered Mr. Chemidlin’s significant experience, expertise and background with regard to finance, accounting and auditing matters, having been a certified public accountant for the past 25 years. Mr. Chemidlin is the Owner and President of AbidesWorks LLC, an accounting and business support services firm, and served as Corporate Controller for Advance Magazine Publishers, Inc. (d/b/a Conde Nast) from 1995-2016 and Corporate Controller for the Sony Music U.S. Group from 1991-1995, working closely with Sony Japan.
Marcia L. MacHarg
The Board of Directors considered Ms. HacHarg’s substantial knowledge, expertise and judgment obtained through serving as a partner at a major international law firm for 25 years, her professional accomplishments in a wide variety of complex international legal representations, including her deep experience in investment management matters, and her experience serving on the board of trustees and Chair of the Audit Committee of a major private college.
Yuichi Nomoto
The Board of Directors considered Mr. Nomoto’s investment management background, financial skills and Asian investment expertise.
Paige P. Ouimet
The Board of Directors considered Ms. Ouimet’s substantial academic experience, including her position as a Professor of Finance at the Kenan-Flagler business school at the University of North Carolina at Chapel Hill, as well as her collaborative personal qualities. In addition, the Board believes that her extensive expertise in the areas of corporate governance, emerging technologies in financial institutions, and the relevance of environmental, social, and governance factors on financial performance are particularly relevant.
References to the experience, qualifications, attributes and skills of each Director are provided pursuant to requirements of the U.S. Securities and Exchange Commission (“SEC”), do not constitute holding out of the Board or any Director as having any special expertise or experience, and do not impose any greater duty or liability on any such Director or on the Board.
Leadership Structure and Oversight Responsibilities of the Board of Directors
The Board is responsible for the oversight of the Fund’s operations. The Board has established a Nominating Committee, a Governance and Compliance Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Directors have designated Mr. Buck, an Independent Director, to serve as the Chairman of the Board (the “Chairman”). Mr. Buck has been active in investment management for over 30 years and, as indicated above, previously served as the chief executive officer of an investment advisory subsidiary of a life insurance complex and chief investment officer of the insurance holding company.
The Chairman presides at each Board meeting, establishes the agenda for Board meetings, coordinates with management between Board meetings and acts as the primary liaison between the Independent Directors and Fund management. The Independent Directors believe that the utilization of an independent Chairman provides an efficient structure for them to coordinate with Fund management in carrying out their responsibilities. The Independent Directors regularly meet in separate meetings as a group and the Chairman plays an important role in communicating with Fund management and in identifying matters of special interest to be addressed by Fund management with the Board. The Chairman may also perform such other functions as may be requested by the Directors from time to time. Designation as Chairman does not impose on such Director any duties or standards greater than or different from other Directors.
The Board of Directors’ risk management role within the Fund is one of informed oversight. The Board has emphasized to Fund management the importance of maintaining vigorous risk management policies and procedures. Oversight of the risk management process is part of the Board’s general oversight of the Fund and its service providers. The Governance and Compliance Committee reviews and makes recommendations to the Board with respect to issues that pertain to the effectiveness of the Board in carrying out its responsibilities in overseeing Fund management.

The Fund’s operations entail a variety of risks including investment risk, counterparty risk, valuation risk, risk of operational failure or lack of business continuity, cybersecurity risk and legal, compliance and regulatory risks. Through processes and procedures implemented by the Fund, Fund management identifies key risks that may affect the Fund and brings these risks to the attention of the Board of Directors at Board meetings, as needed. The Board’s oversight function is facilitated by management reporting processes that are designed to provide transparency to the Board about the identification, assessment and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Chief Compliance Officer of the Fund and NAM-U.S.A. as well as various personnel of the manager and other service providers such as the Fund’s independent accountants, make periodic reports to the Board and appropriate committees with respect to various aspects of risk management, including results of the implementation and testing of the Fund’s and such providers’ compliance programs. For example, the Board reviews annually the Fund’s and service providers’ internal controls with respect to cybersecurity and privacy matters, and ESG policies. In addition, the Audit Committee discusses the Fund’s risk management and controls over financial reporting with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures. As a result of the foregoing and other factors, the function of the Board with respect to risk management is one of oversight and not of active involvement in the day-to-day risk management activities of the Fund. The Board reviews its role in overseeing the Fund’s risk management from time to time and may make changes in its discretion at any time.
Additional Information Concerning Directors
Committees and Directors’ Meetings. During the fiscal year ended February 28, 2022, the Board of Directors (or the Independent Directors of the Fund meeting as a group) held six meetings, the Audit Committee held two meetings, and the Nominating Committee held three meetings. The Governance and Compliance Committee met as part of each quarterly meeting of the Board of Directors. The current Directors attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which they served. The Independent Directors attended at least 75% of the aggregate number of meetings of each Committee held during the fiscal year. The Independent Directors retain independent legal counsel to assist them in connection with their duties in considering the Fund’s management and investment advisory contracts between NAM-U.S.A. and its affiliates and for such other legal matters as the Independent Directors request.
Board Committees
The Board of Directors has a standing Audit Committee, a standing Governance and Compliance Committee, and a standing Nominating Committee, each of which consists only of all of the Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act and are “independent” as defined in the New York Stock Exchange listing standards. In addition, on September 7, 2022, at the recommendation of the Governance and Compliance Committee of the Board, a Special Committee of the Board was established (the “Special Committee”), as discussed below.
Each of the Board committees is chaired by a Director that is not an “interested person” (as that term is defined in the Investment Company Act) of the Fund (each an “Independent Director”).
The charters of the three standing committees of the Board and the Special Committee are available in the “Literature” section of NAM-U.S.A.’s website at https://www.nomura-asset.com/investment-solutions/funds/closed-end-funds/jof
The principal responsibilities of the Audit Committee, the Governance and Compliance Committee, the Nominating Committee and the Special Committee are described below.
Audit Committee; Report of the Audit Committee. The following is a report by the Fund’s Audit Committee issued as of the date of this Proxy Statement regarding the responsibilities and functions of the Audit Committee.
Pursuant to the Audit Committee Charter, the Audit Committee’s principal responsibilities are to: (i) oversee the Fund’s independent accountants and the annual audits of the Fund’s financial statements; (ii) approve all audit engagements, fees and terms for the Fund; (iii) meet with the independent accountants at least annually (in a confidential meeting to the extent determined by the Audit Committee Chairman) to review the conduct and results of each audit and discuss the audited and unaudited financial statements, including those matters required to be discussed under Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301,

Communications with Audit Committees (“AS No. 1301”), and any other communications required to be discussed with the Audit Committee pursuant to applicable laws and regulations; (iv) evaluate the independence and objectivity of the independent accountants, including obtaining a formal written statement delineating all relationships between the independent accountants and the Fund and any service providers consistent with the rules of the PCAOB; and (v) oversee and receive reports on the Fund’s financial reporting process and resolve any disagreements between Fund management and the independent accountants regarding financial reporting.
The Fund’s Board of Directors has determined that David B. Chemidlin is an “audit committee financial expert” and “independent,” as such terms are defined in Item 3 of Form N-CSR. This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board of Directors; nor will it reduce the responsibility of the other Audit Committee members.
In connection with the audit of the Fund’s financial statements for its fiscal year ended February 28, 2022, the Audit Committee received written disclosures and the letter required by Rule 3526 of the PCAOB from Ernst & Young LLP (“E&Y”), the Fund’s independent accountants, and discussed with E&Y certain matters required to be discussed under AS No. 1301. At a meeting held on April 26, 2022, the Audit Committee reviewed and discussed the audit of the Fund’s financial statements with Fund management and E&Y. The Audit Committee also discussed with E&Y their independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Fund’s audited financial statements be included in the Fund’s Annual Report to shareholders for the fiscal year ended February 28, 2022.
Activities carried out under the Audit Committee Charter include the pre-approval of (a) all auditing services to be provided to the Fund by the Fund’s independent accountants; (b) all non-audit services, including tax services, to be provided to the Fund by the Fund’s independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the “1934 Act”); provided, however, that the pre-approval requirement with respect to the provision of non-audit services to the Fund by the Fund’s independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act; and (c) non-audit services to be provided to the Fund’s manager (and any entity controlling, controlled by or under common control with the manager that provides ongoing services to the Fund) if the engagement relates directly to the operations and financial reporting of the Fund.
Nominating Committee; Consideration of Potential Director Nominees. The principal purpose of the Nominating Committee is to identify, evaluate, select, appoint or nominate candidates to fill vacancies among the Independent (i.e., non-interested) Directors of the Fund. The Nominating Committee is also responsible for nominating those Independent Directors to be included as nominees of the Board in the Fund’s proxy materials. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from the Fund’s manager and its affiliates and other principal service providers. The Nominating Committee reviews periodically the size and composition of the Board of Directors as a whole and recommends, if necessary, measures to be taken so that the Board of Directors reflects the appropriate size, balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of independent directors required by the Investment Company Act and New York Stock Exchange listing standards. The Nominating Committee periodically reviews director compensation and will recommend any appropriate changes to the Board. Ms. MacHarg is the Chairperson of the Nominating Committee.
The Nominating Committee may consider potential director candidates recommended by Fund shareholders taking into account the same criteria applied to candidates identified by the Nominating Committee. Candidates must not be “interested persons” of the Fund or the Fund’s investment adviser within the meaning of the Investment Company Act and must qualify as “independent” as defined in the New York Stock Exchange listing standards. In considering candidates recommended by Fund shareholders, the Nominating Committee will take into account the provisions of the Nominating Committee’s charter and the objectives of the shareholders in submitting the candidate’s name for consideration and whether or not such objectives are consistent with the interests of all shareholders. The Nominating Committee has determined that potential director candidates recommended by Fund shareholders must satisfy the SEC’s nominee information requirements found in Regulation 14A of the 1934 Act, as amended from time to time.

Shareholders may recommend potential director candidates to the Nominating Committee, which will be considered in the same manner as recommendations from other sources. To formally nominate a director for election, a shareholder must substantiate compliance with the requirements set forth in the Fund’s Bylaws at the time of submitting their proposed director candidate to the attention of the Nominating Committee’s Chairperson. Notice to the Nominating Committee’s Chairperson should be provided in accordance with the deadline specified in the Fund’s Bylaws and include the information required by the Fund’s Bylaws.
The Nominating Committee identifies prospective candidates from any reasonable source and has the ability to engage third-party services for the identification and evaluation of potential nominees. Generally, the Nominating Committee meets at least annually to identify and evaluate nominees for Director and to make its recommendations to the Board. The Nominating Committee meets more frequently if vacancies on the Board occur during a given year or to select a new nominee to stand for election at the annual meeting. The Nominating Committee has adopted the following criteria for selecting, and appointing or nominating Independent Directors:
1.	The candidate must not be an “interested person” of the Fund and shall be “disinterested” in terms of both the letter and spirit of the Investment Company Act.
2.
The candidate must have the integrity, independence of mind and personal qualities to fulfill the fiduciary duties of an Independent Director of the Fund and to protect the interests of Fund shareholders.

3.
The candidate must have substantial expertise, experience or relationships relevant to the business of the Fund, and/or knowledge of investments and finance. Knowledge of and experience in the Asia Pacific region are desirable attributes.

4.	The candidate should add to the balance of knowledge, experience, skills, expertise and diversity of the Board of Directors as a whole.
5.
At least one Independent Director must qualify as an “audit committee financial expert,” as such term is defined in Item 401 of Regulation S-K and as further specified in the Audit Committee Charter of the Fund.

6.
The candidate should have the ability to attend at least four in-person regular Board meetings per year and be available to participate by teleconference in meetings of the committees and periodic special meetings of the Fund which may be called upon short notice. The candidate should also be willing and able to travel to Asia to meet with portfolio management teams and investment officers employed by the investment managers for the Fund.

7.
The Independent Directors have adopted a policy that Independent Directors may serve up to age 75. An Independent Director may continue to serve if, in the judgment of the Nominating Committee, he or she continues to meet all of the criteria specified above and is able to participate in meetings of the Board of Directors and carry out his or her responsibilities as an Independent Director of the Fund.

The standard of the Nominating Committee is to treat all equally qualified nominees in the same manner. Although the Board does not have a formal diversity policy, the Nominating Committee takes the overall diversity of the Board into account when considering and evaluating potential director candidates. The Board considers diversity in the broadest sense, including business experience, skills, individual characteristics, gender, ethnicity and age. When considering nominees, the Nominating Committee generally evaluates the manner in which each nominee’s professional experience, background, skills in matters that are relevant to the oversight of the Fund and leadership experience are complementary to the existing Directors’ qualities.
The Nominating Committee met and, after discussion, recommended the nomination and election of Mr. Buck, Mr. Chemidlin, Ms. MacHarg, Mr. Nomoto, and Ms. Ouimet as Directors by the Board and the shareholders of the Fund. The Nominating Committee may modify its policies and procedures for Director nominees and recommendations from time to time in response to changes in the Fund’s needs and circumstances, and as applicable legal or listing standards change.
Governance and Compliance Committee. The principal purpose of the Governance and Compliance Committee is to monitor the procedures of the Board and its committees and make recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. This committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. The Governance and Compliance Committee also oversees the Fund’s compliance policies and procedures and those of its service providers adopted pursuant to Rule 38a-1 under the Investment Company Act, including recommending to the Board of Directors the designation of the person to serve as the Fund’s Chief Compliance Officer. The Governance and Compliance Committee oversees the annual self-evaluation of the Independent Directors of the Fund and will address matters that the committee considers relevant to the Independent Directors’ performance. The Chairman of the Governance and Compliance Committee will also serve as the Chairman of the Board. Mr. Buck is the Chairman of the Governance and Compliance Committee.
Special Committee. In addition, the Board has recently established a Special Committee of the Board, comprised solely of the Independent Directors, with the purpose of identifying and evaluating potential alternative investment managers to act as the Fund’s investment manager. Following the evaluation, the Special Committee will make a recommendation to the Board on whether there is a suitable alternative to act as the Fund’s investment manager as soon as practicable, but not later than March 31, 2023, unless such date is extended by the Special Committee. The Special Committee’s recommendation will be disclosed to shareholders promptly following such recommendation. Mr. Buck is the Chairman of the Special Committee.
Communications with the Board of Directors. Shareholders may send written communications to the Fund’s Board of Directors or to an individual Director by emailing such correspondence to JOFInvestorRelations@nomura-asset.com. Such communications must be signed by the shareholder and identify the class and number of shares held by the shareholder. Properly submitted shareholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director. Any shareholder proposal submitted pursuant to Rule 14a-8 under the 1934 Act must continue to meet all the requirements of Rule 14a-8, as amended from time to time. See “Additional Information—Proposals of Shareholders” below.
Director Attendance at Shareholder Meetings. The Fund has no formal policy regarding director attendance at shareholder meetings. However, all members of the Board of Directors then in office attended the Fund’s 2021 Annual Meeting of Shareholders.
Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the 1934 Act requires the officers and directors of the Fund and beneficial owners who own more than 10% of a registered class of the Fund’s equity securities to file reports of beneficial ownership and changes in beneficial ownership on Forms 3, 4 and 5 with the SEC and the New York Stock Exchange. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 that they file.
Based solely on the Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and representations from certain persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors and other persons subject to Section 16 of the 1934 Act due to the requirements of Section 30 of the Investment Company Act (i.e., any investment adviser or affiliated person of the Fund’s investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year.
Compensation of Directors. The Fund pays each Independent Director an annual fee of $30,000. In addition, the Fund pays each Independent Director $3,000 per in-person or virtually held meeting attended, $2,000 per telephonic meeting attended, and Director expenses related to attendance at meetings. The Chairman of the Board is paid an additional annual fee of $8,000 and the Chairman of the Audit Committee is paid an additional annual fee of $4,000. Such fees and expenses for Independent Directors for the fiscal year ended February 28, 2022 totaled $222,644.

The following table sets forth the aggregate compensation from the Fund (not including expense reimbursements) paid to each Director during the fiscal year ended February 28, 2022. In all cases, there were no pension or retirement benefits accrued as part of the Fund’s expenses.
Name of Director	Aggregate Compensation from the Fund Paid to Directors for its Fiscal Year Ended February 28, 2022	Total Compensation from the Fund and Fund Complex Paid to Directors for its Fiscal Year Ended February 28, 2022
Rodney A. Buck	$58,000	$58,000
David B. Chemidlin	$54,000	$54,000
E. Han Kim*	$45,000	$45,000
Marcia L. MacHarg	$50,000	$50,000
Paige P. Ouimet*	$6,000	$6,000
Yuichi Nomoto	$0	$0
*	E. Han Kim served as a Director until November 2021 and Paige P. Ouimet became a Director in November 2021.
Officers of the Fund. Officers of the Fund are annually elected and appointed by the Directors and hold office during each annual term until they resign, are removed or are otherwise disqualified to serve. Certain biographical and other information relating to the officers of the Fund is set out below:
Name, Address and Age of Officers*	Position(s) Held with the Fund, Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years
Yuichi Nomoto (50)	President and Director since 2019
President and Chief Executive Officer of NAM-U.S.A. since 2019; Head of Global Business Strategy Department of NAM since 2022; Managing Director of NAM-U.S.A. since 2018; Head of Client Services and Marketing of NAM-U.S.A. from 2016-2020; Executive Director of NAM-U.S.A. from 2016-2018.

Shinichi Masuda (52)	Vice President since September 2022
Chief Administrative Officer of NAM-U.S.A. since September 2022; Chief Project Manager, Asset Management Research Center of NAM from 2020 to 2022; Managing Director of the Product Planning and Development Department of NAM from 2018 to 2020; General Manager/Deputy General Manager of Nomura Bank (Luxembourg) S.A. from 2012 to 2018.

Michael Morrongiello (63)	Vice President since August 2021	Executive Director of NAM-U.S.A. since 2007; Head of Operations of NAM-U.S.A. since 1998.

Maria R. Premole (60)	Vice President since 2013	Vice President in the Business Strategy Department since April 2022; Vice President of NAM-U.S.A. since 2013.

Neil Daniele (62)	Secretary since 2002; Chief Compliance Officer since 2005
Chief Compliance Officer of NAM-U.S.A. since 2005 and Managing Director of NAM-U.S.A. since 2007; Chief Compliance Officer of Nomura Corporate Research and Asset Management Inc. since 2009; Corporate Secretary of NAM-U.S.A. since 2013.

Amy J. Robles (45)	Treasurer since 2013; Assistant Treasurer from 2011-2013	Executive Director of NAM-U.S.A. since 2015; Controller and Treasurer of NAM-U.S.A. since 2013; Vice President of NAM-U.S.A. from 2009-2015.

Name, Address and Age of Officers*	Position(s) Held with the Fund, Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years
Melanie D. Malc (31)	Assistant Treasurer since December 2021	Vice President of NAM-U.S.A. since December 2021; Audit and Business Advisory staff-supervisor at Citrin Cooperman & Co, LLP from 2014-2021.
*	Age as of November 7, 2022. The address of each officer listed above is Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316.
**	Elected and appointed by the Board of Directors and hold office until they resign, are removed or are otherwise disqualified to serve.
Stock Ownership. Information relating to the share ownership by each Director and Director Nominee as of September 30, 2022 is as follows:
Name of Current Director and Director Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Securities in All Registered Funds in the Fund Complex Overseen by Current Director and Director Nominees
Rodney A. Buck	$50,001-$100,000	$50,001-$100,000
David B. Chemidlin	$0-$10,000	$0-$10,000
Marcia L. MacHarg	$10,001-$50,000	$10,001-$50,000
Yuichi Nomoto	None	None
Paige P. Ouimet	None	None
As of September 30, 2022, the current Directors and officers of the Fund as a group (eleven persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. Additionally, the Fund’s investment manager, NAM-U.S.A., owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, all of the officers of the Fund as a group (seven persons) owned an aggregate of less than 1% of the outstanding shares of Nomura Holdings, Inc., the parent company of each of NAM-U.S.A. and NAM.

PROPOSAL 2: TO APPROVE A CHANGE TO THE COMPENSATION STRUCTURE OF
THE FUND SO THAT AT THE FUND’S CURRENT ASSET LEVEL (AND AT ASSET
LEVELS BELOW $325 MILLION) THE FUND WILL PAY A LOWER MANAGEMENT
FEE, ALTHOUGH IF THE FUND’S ASSET LEVEL GOES ABOVE $325 MILLION THE
FUND WOULD PAY A HIGHER MANAGEMENT FEE
NAM-U.S.A. acts as the manager of the Fund pursuant to a management agreement (the “Management Agreement”). Under the Management Agreement, NAM-U.S.A. provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such Management Agreement, NAM-U.S.A. has retained its parent company, NAM, as investment adviser to the Fund pursuant to an investment advisory agreement (the “Investment Advisory Agreement”). The Management Agreement was approved by the Board of the Fund on November 8, 2006 and became effective in its current form on January 1, 2007. The Management Agreement and the Investment Advisory Agreement were last approved by shareholders on November 13, 2001.
Over a period of several months, the Independent Directors discussed both among themselves and with representatives of NAM-U.S.A. the desirability and feasibility of a simplified management fee structure for the Management Agreement. At a Board meeting held on May 19, 2022 (the “May Meeting”), NAM-U.S.A. proposed for consideration by the Board a change in the management fee structure. The proposed fee structure would replace the multi-tier structure in the current Management Agreement with a two-tier structure calculated at an annual rate of 0.90% of the Fund’s net assets not in excess of $250 million and 0.80% of the Fund’s average weekly net assets in excess of $250 million (the “New Management Fee”). The New Management Fee, at current net asset levels of the Fund, would result in a lower management fee for the Fund. A comparison of the fees calculated under the current Management Agreement and those fees if calculated under the New Management Fee is described below under the section titled “Management Fees Paid for the Fiscal Year Ended February 28, 2022 and for the Semi-Annual for the Six Months Ended August 31, 2022.” If shareholders do not approve Proposal 2, the Fund expects to continue to operate under the current Management Agreement with the existing breakpoint fee schedule.
Board Approval and Recommendation for Shareholder Approval
At the May Meeting, the Board, including the Independent Directors, voted unanimously to approve the New Management Fee and to recommend that the shareholders of the Fund approve the New Management Fee and the amended Management Agreement solely to reflect the New Management Fee, as described in more detail below.
Summary of the Management Agreement and the Amended Management Agreement
Other than the New Management Fee, the terms of the amended Management Agreement will be the same as the terms of the current Management Agreement. The form of the amended Management Agreement is attached as Appendix A, and the description of the New Management Fee and the amended Management Agreement is qualified in its entirety by reference to Appendix A.
Management and Advisory Duties. Under both the current Management Agreement and the amended Management Agreement, NAM-U.S.A. shall perform, or supervise the performance of, the management and administrative services necessary for the operation of the Fund including administering shareholder accounts and handling shareholder relations subject to review by the Board. NAM-U.S.A. shall also, on behalf of the Fund, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. Under both the current Management Agreement and the amended Management Agreement, NAM-U.S.A. shall act as investment adviser to the Fund and shall furnish continuously an investment program for the Fund and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities in which the Fund invests.
Allocation of Charges and Expenses. Under both the current Management Agreement and the amended Management Agreement, NAM-U.S.A. shall pay for maintaining the staff and personnel necessary to perform its obligations thereunder and shall, at its own expense, provide the office space, equipment and facilities which it is obligated to provide pursuant thereto, and shall pay all compensation of officers of the Fund and all directors of the Fund who are “affiliated persons” (as defined in the Investment Company Act) of NAM-U.S.A. The Fund

assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: organization costs, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses, charges of the custodian, any sub-custodian and transfer and dividend disbursing agent, expenses of portfolio transactions, SEC and stock exchange fees, expenses of registering the Fund’s shares under federal, state and foreign laws, expenses of administering any dividend reinvestment plan (except to the extent set forth in such plan), fees and actual out-of-pocket expenses of directors who are not affiliated persons of NAM-U.S.A., accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other like expenses properly payable by the Fund.
Compensation. Under the amended Management Agreement, the Fund will pay NAM-U.S.A. the New Management Fee. The management fee the Fund pays to NAM-U.S.A. pursuant to the current Management Agreement (the “Current Management Fee”) equals an annual rate of 1.10% of the Fund’s average weekly value of the total assets of the Fund, minus the sum of liabilities of the Fund (“average weekly net assets”) not in excess of $50 million, 1.00% of the Fund’s average weekly net assets in excess of $50 million but not in excess of $100 million, 0.90% of the Fund’s average weekly net assets in excess of $100 million but not in excess of $175 million, 0.80% of the Fund’s average weekly net assets in excess of $175 million but not in excess of $250 million, 0.70% of the Fund’s average weekly net assets in excess of $250 million but not in excess of $325 million, 0.60% of the Fund’s average weekly net assets in excess of $325 million but not in excess of $425 million, and 0.50% of the Fund’s average weekly net assets in excess of $425 million. For purposes of calculating both the New Management Fee and the Current Management Fee, average weekly net assets is determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of the prior week.
Retention of NAM. The current Management Agreement was, and the amended Management Agreement shall be, entered into with the understanding that NAM-U.S.A. will enter into a separate Investment Advisory Agreement with NAM, in which NAM-U.S.A. will contract for advisory services and pay NAM compensation for its services out of the compensation received pursuant to the current Management Agreement or the amended Management Agreement, as applicable, so that NAM’s compensation is indirectly borne by shareholders of the Fund. Such Investment Advisory Agreement is coterminous with the current Management Agreement and shall be coterminous with the amended Management Agreement. No changes, including to the fee schedule, are being proposed for the Investment Advisory Agreement.
Limitation of Liability. NAM-U.S.A. shall not, under the current Management Agreement nor the amended Management Agreement, be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties hereunder.
Duration. The current Management Agreement shall remain in force for so long as such continuance is specifically approved at least annually by (i) the Board, or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of those Directors who are not parties to the current Management Agreement, or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval. The amended Management Agreement, once in effect, shall remain in force on the same conditions as the current Management Agreement.
Termination. The current Management Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, or by NAM-U.S.A., on sixty days’ written notice to the other party and it shall automatically terminate in the event of its assignment. The amended Management Agreement, once in effect, shall be terminated on the same conditions as the current Management Agreement.
Amendment. The current Management Agreement may be amended by the parties thereto only if such amendment is specifically approved in accordance with applicable requirements under the Investment Company Act. The amended Management Agreement, once in effect, shall be amended on the same conditions as the current Management Agreement.

Information about NAM-U.S.A.
NAM-U.S.A., located at Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316, furnishes management services to the Fund, subject to the supervision and direction of the Board. NAM-U.S.A. is a wholly-owned subsidiary of NAM, which provides advisory services to the Fund pursuant to the Investment Advisory Agreement. NAM is located at 2-2-1 Toyosu, Koto-ku, Tokyo, 135-0061, Japan.
The names and principal occupations of the current principal executive officers of NAM-U.S.A. are listed below:
Name and Principal Occupation/Title for each current executive officer of NAM-U.S.A.
Name and Address	Position with NAM-U.S.A.	Position with the Fund
Yuichi Nomoto	Managing Director, President, CEO	President, Director
Shinichi Masuda	Executive Director, CAO	Vice President
Michael Morrongiello	Executive Director	Vice President
Maria Premole	Vice President	Vice President
Neil Daniele	Managing Director, CCO	Secretary, CCO
Amy Robles	Executive Director, Treasurer	Treasurer
Melanie Malc	Vice President	Assistant Treasurer
The address for each principal executive officer of NAM-U.S.A. is Worldwide Plaza 309 West 49th Street, New York, New York 10019-7316.
The address for the Fund’s administrator and custodian, Brown Brothers Harriman & Co., is 50 Post Office Square, Boston, Massachusetts 02110-1548.
Compensation Paid to NAM-U.S.A.
Under the current Management Agreement, NAM-U.S.A. is entitled to receive the current Management Fee in return for the services provided by NAM-U.S.A. as manager of the Fund.
Management Fees Paid for the Fiscal Year Ended February 28, 2022 and for the Semi-Annual Period Ended August 31, 2022
For the fiscal year ended February 28, 2022, NAM-U.S.A. was entitled to $2,574,121 in management fees under the current Management Agreement. If the New Management Fee had been in effect during the fiscal year ended February 28, 2022, NAM-U.S.A. would have been entitled to $2,537,095 in management fees, which is a reduction of approximately 1.44%.
For the semi-annual period ended August 31, 2022, NAM-U.S.A. was entitled to $1,054,319 in management fees under the current Management Agreement. If the New Management Fee had been in effect during the semi-annual period ended August 31, 2022, NAM-U.S.A. would have been entitled to $1,003,056 in management fees, which is a reduction of approximately 4.86%.

The following is a comparison of the current and proposed management fees at various levels of assets under management (“AUM”). The AUM of the Fund was approximately $255 million at the end of the last fiscal year.
AUM	Management Fee under the Current Fee Structure	Management Fee under the Proposed Fee Structure
$50 million	1.10%	0.90%
$100 million	1.05%	0.90%
$150 million	1.00%	0.90%
$200 million	0.96%	0.90%
$250 million (Approximate AUM as of Last Fiscal Year End)	0.93%	0.90%
$300 million	0.89%	0.88%
$325 million	0.88%	0.88%
$350 million	0.86%	0.87%
$400 million	0.83%	0.86%
$450 million	0.79%	0.86%
$500 million	0.77%	0.85%
Board Considerations – Recommendation to the Shareholders of the Fund to Approve the Amended Management Agreement
The Board, including the Independent Directors, reviewed NAM-U.S.A.’s proposal for the New Management Fee at the May Meeting. In considering the amended Management Agreement, the Board relied on its prior deliberations undertaken during its ongoing and annual review of the Management Agreement, which included consultation with independent counsel, that resulted in the re-approval of the current Management Agreement on November 17, 2021. In addition, the Independent Directors held a separate meeting to discuss the Management Agreement on November 11, 2021. In determining whether to recommend to the shareholders of the Fund that NAM-U.S.A.’s proposal for the New Management Fee and the amended Management Agreement should be approved, the Board evaluated information from NAM-U.S.A., Fund counsel, Independent Director Counsel and the Fund’s auditors relevant to its consideration. As part of its discussions with NAM-U.S.A., the Board considered the proposed New Management Fee and the potential impact on existing shareholders of the Fund.
Prior to the re-approval on November 17, 2021, the Board reviewed and analyzed various factors with respect to the Fund that it determined were relevant, including the nature and quality of services provided to the Fund, the performance of the Fund, the scope and costs of services provided to the Fund, economies of scale and fee levels reflecting those economies, and benefits to NAM-U.S.A. derived from the relationship with the Fund, and made the following conclusions. In their deliberations, the Board did not identify any single factor as determinative but considered all factors together.
Based on its review of all of the services provided by NAM-U.S.A., the Board, including the Independent Directors, concluded that the nature, extent and quality of these services supported the approval of the Management Agreement. The Board considered information provided about the performance of the Fund compared to the Fund’s benchmark and comparative small-cap funds, Fund highlights and Fund financial highlights for the last three fiscal year ends, data on the Fund’s expense ratio and summary of expenses for the last semi-annual period and prior five fiscal year ends, and comparative management fee structure, expense ratio, and other information on other closed-end funds with Asian Equity strategies. The Board noted that the Fund outperformed its benchmark, the Russell/Nomura Small Cap Index, for the three-, five- and ten-year periods, and underperformed for the one-year period, and discussed the recent underperformance. The Board noted that the Fund performed in line with its peers for the three-, five- and ten-year periods and underperformed for the one-year period. The Board reviewed an analysis of the Fund’s management fee structure with comparative closed-end funds with Asian Equity strategies, including assumed economies of scale, assets under management, and expense ratio. The Board concluded that the Fund’s effective management fee rate was reasonable but noted that the Fund’s management fee structure was comprised of a more tiered structure than comparative closed-end funds with Asian Equity strategies.

The Board considered information provided by NAM-U.S.A. regarding fees charged by NAM-U.S.A. and its affiliates to institutional accounts and other investment companies having investment objectives similar to the Fund’s investment objective, including Japanese retail unit trusts. NAM-U.S.A. also provided the Board with information prepared by NAM-U.S.A. indicating the profitability of the Management Agreement to NAM-U.S.A. The Board concluded that the fees charged to the Fund and the profitability of the Management Agreement to NAM-U.S.A. were fair and reasonable.
In addition, at the May Meeting the Board, including the Independent Directors, considered a range of factors in proposing the simplified two-tier management fee for the Fund. A major factor was the Board’s belief that the simplified fee structure would benefit the Fund’s shareholders. The Board, including the Independent Directors, reviewed the fee structures of a peer group of funds with investment objectives similar to the Fund’s, as well as a peer group of closed-end funds. They also took into account the performance of the Fund, as well as its expense ratio. They reviewed information about the profitability of the proposed two-tier management fee to NAM-U.S.A. as compared to the present fee structure. Taking into account all factors they considered relevant, the Board, including the Independent Directors, concluded that the proposed simplified management fee would be in the best interests of the Fund’s shareholders.
In addition, at the May Meeting the Board, including the Independent Directors, considered potential adverse effects of the amended Management Agreement, including the potential for the management fee to increase at asset levels above $325 million, which would result in higher fees being paid to NAM-U.S.A. The Board, including the Independent Directors, did not evaluate alternative investment managers at that time, due to the fact that the amended Management Agreement is substantially identical to the existing Management Agreement except for the change to the management fee structure, where the fee will be lower at the Fund’s current asset level.
Based on its evaluation of the above factors and the fact that the terms of the amended Management Agreement, other than the New Management Fee, will be the same as the terms of the current Management Agreement, as well as other factors relevant to their consideration of the amended Management Agreement, the Directors, including the Independent Directors, concluded that the approval of (i) the New Management Fee and (ii) the amended Management Agreement was in the best interest of the Fund and its shareholders. Based on all of the foregoing, the Board recommends that shareholders of the Fund vote FOR the approval of the change to the compensation structure of the Fund so that at the Fund’s current asset level (and at asset levels below $325 million) the Fund will pay a lower management fee, although if the Fund’s asset level goes above $325 million the Fund would pay a higher management fee.

PROPOSAL 3: SHAREHOLDER PROPOSAL TO CONSIDER AND VOTE UPON A
SHAREHOLDER PROPOSAL TO ESTABLISH A SPECIAL COMMITTEE TO INVESTIGATE SUITABLE ALTERNATIVES TO REPLACE THE FUND’S CURRENT INVESTMENT MANAGER,
IF PROPERLY PRESENTED AT THE MEETING
Kenneth Steiner has advised the Fund that he or his representative intends to present the following shareholder proposal at the Meeting. The Fund will provide Mr. Steiner’s address and share ownership information to a shareholder upon oral or written request directed to the Secretary of the Fund.
The vote on the shareholder proposal is advisory and will not create any binding obligation on the Board. For this particular shareholder proposal, as further explained in the Board’s Statement in Opposition to the proposal, the Board recommends a vote “AGAINST” the proposal because the Board has already established a Special Committee of the Board to investigate suitable alternatives to replace the Fund’s current investment manager and the Special Committee will remain in place at least until the committee provides a recommendation to the Board on whether there is a suitable alternative to potentially replace NAM-U.S.A. The voting results on this proposal will not impact these actions of the Board which are already in place. The Board will consider votes “FOR” this proposal from shareholders as an indication that such shareholders do not view the Board’s establishment of the Special Committee as sufficiently responsive to the shareholder proposal and will take such further steps in response to the shareholder vote as deemed appropriate by the Board. Any decision to actually replace NAM-U.S.A. in the future will be subject to Board approval and shareholder approval of the new management agreement.
In accordance with SEC rules, we have set forth below the shareholder proposal, along with the supporting statement, as provided by the shareholder proponent. The Fund is not responsible for any inaccuracies it may contain. The shareholder proposal will be voted on at the Meeting only if properly presented by or on behalf of the proponent. As explained below, our Board unanimously recommends that you vote “AGAINST” the shareholder proposal.
Proposal [3] – Replace the Fund’s Investment Manager

RESOLVED, that the stockholders of Fund hereby request that the Board of Directors immediately establish a special committee consisting solely of independent directors to investigate suitable alternatives to replace the Fund’s current investment manager, Nomura Asset Management U.S.A. Inc.
The proposal provides stockholders with the opportunity to advise the Board of Directors of their serious concerns regarding the performance of the Fund’s investment manager, Nomura Asset Management. In order to improve investment results and maximize stockholder value the Fund should replace its investment manager.
Nomura Asset Management’s performance over the life of the Fund has been extremely disappointing. The Fund’s $15 price in 1990 speaks for itself.
This performance, which spans the life of the Fund, shows no signs of improving and necessitates change beginning with the replacement of the party responsible for the Fund’s poor performance, Nomura Asset Management.
In light of the Board of Directors’ fiduciary obligations to stockholders, it is incumbent upon the Board to take immediate action to replace Nomura Asset Management with an investment manager for the Fund that will, at a minimum, bring the Fund’s returns in line with the market. While the adoption of this proposal will not legally bind the Board of Directors, adoption will send the Board an important message.
If you believe the Fund should immediately explore alternatives and replace Nomura Asset Management with a truly first-rate fund manager in order to better maximize the value of your shares, please vote FOR this proposal:
Replace the Fund’s Investment Manager – Proposal [3]

Statement in Opposition to Proposal 3
The Board of Directors unanimously recommends a vote AGAINST this shareholder proposal, for the reasons set forth below.
The proposal requests that the Board establish a special committee, comprised of independent directors, to investigate suitable alternatives to the Fund’s current investment manager, NAM-U.S.A. This proposal is unnecessary because the Fund has already established a committee that satisfies these elements.
On September 7, 2022, at the recommendation of the Governance and Compliance Committee of the Board, the Special Committee of the Board was established with the purpose of evaluating suitable alternative investment managers to replace the Fund’s current investment manager, NAM-U.S.A. A copy of the Special Committee’s charter is available at https://www.nomura-asset.com/investment-solutions/funds/closed-end-funds/jof under the heading “Literature.” As provided in the charter, the Special Committee has the authority to retain consultants and any other advisers as deemed appropriate.
The Special Committee is comprised solely of independent directors of the Fund and has been tasked with evaluating suitable alternative investment managers to NAM-U.S.A. The Board adopted a charter for the Special Committee that sets forth specific duties and responsibilities to accomplish this goal on a designated timeline. The Special Committee intends to provide a recommendation to the Board on whether there is a suitable alternative to potentially replace NAM-U.S.A. as soon as practicable, but not later than March 31, 2023. This deadline of March 31, 2023, was determined by the Board to provide a reasonable period of time for the Special Committee to conduct a thorough analysis. Further, the Special Committee’s recommendation will be disclosed to shareholders promptly following such recommendation. The establishment of the Special Committee, including the approval of its charter, was the result of several discussions among the Independent Directors in executive session, without Fund officers or other members of management present.
Because the Fund has already addressed the objective of the shareholder proposal by establishing the Special Committee, the Board recommends a vote AGAINST this shareholder proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
Allspring Global Investments Holdings, LLC, Allspring Global Investments, LLC, and Allspring Funds Management, LLC (collectively “Allspring”) have reported aggregate beneficial ownership of 5,758,849 shares of Common Stock of the Fund as of November 30, 2021. Allspring is located at 525 Market Street, 10th Floor, San Francisco, CA 94105.
1607 Capital Partners, LLC (“1607 Capital”) has reported beneficial ownership of 4,658,755 shares of Common Stock of the Fund as of December 31, 2021. 1607 Capital is located at 13 S. 13th Street, Suite 400, Richmond, VA 23219.
City of London Investment Management Company Limited (“City of London”) has reported beneficial ownership of 4,026,225 shares of Common Stock of the Fund as of December 31, 2021. City of London is located at 77 Gracechurch Street, London EC3V 0AS, England.
Lazard Asset Management LLC (“Lazard”) has reported beneficial ownership of 3,518,951 shares of Common Stock of the Fund as of December 31, 2021. Lazard is located at 30 Rockefeller Plaza, New York, NY 10112.
To the knowledge of the management of the Fund, based on SEC filings as of December 8, 2021, February 14, 2022, February 11, 2022, and February 1, 2022, respectively, the investors named above are the only beneficial owners of more than 5% of the Fund’s outstanding shares as of the Record Date. No filings on Schedule 13D or 13G have been made with respect to any period subsequent to the last such date, and the share ownership information does not reflect any transactions that may have occurred after such date.
Name of Beneficial Owner	Shares of Common Stock of the Fund Beneficially Owned	Percent of Common Stock of the Fund Beneficially Owned
Allspring Global Investments Holdings, LLC; Allspring Global Investments, LLC; and Allspring Funds Management, LLC	5,758,849*	20.32%
1607 Capital Partners, LLC	4,658,755**	16.44%
City of London Investment Management Company Limited	4,026,225**	14.21%
Lazard Asset Management LLC	3,518,951**	12.42%
*	As of November 30, 2021.
**	As of December 31, 2021.
INDEPENDENT ACCOUNTANTS' FEES
The SEC’s auditor independence rules require the Fund’s Audit Committee to pre-approve: (a) all audit and permissible non-audit services provided by the Fund’s independent accountants directly to the Fund and (b) those permissible non-audit services provided by the Fund’s independent accountants to NAM-U.S.A. and entities controlling, controlled by or under common control with NAM-U.S.A., if the services relate directly to the operations and financial reporting of the Fund.
The pre-approval policy of the Audit Committee requires that all services provided by the independent registered public accounting firm to the Fund be pre-approved by the Audit Committee or one or more members of the Audit Committee designated by the Audit Committee. The Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered by the Fund’s principal accountant to NAM-U.S.A. and any entity controlling, controlled by, or under common control with NAM-U.S.A. that provides ongoing services to the Fund (“Service Affiliates”) during the Fund’s most recent fiscal year which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Fund’s principal accountant’s independence. All services provided by the Fund’s principal accountant to the Fund or to Service Affiliates which were required to be pre-approved were pre-approved as required.

A representative from E&Y is expected to be present at the Meeting and will have the opportunity to make a statement and to respond to appropriate questions. The aggregate fees billed to the Fund by E&Y were as follows:
Fiscal Year End	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees
February 28, 2022	$99,750	$0	$25,166	$0
February 28, 2021	$95,000	$0	$23,671	$0
Audit fees include fees related to the audit of the Fund’s annual financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements. Tax fees include fees for tax compliance, tax advice, and tax planning services.
Non-audit fees billed by E&Y for services rendered to NAM-U.S.A. and Service Affiliates were $2.3 million for the fiscal year ended March 31, 2022 and $2.8 million for the fiscal year ended March 31, 2021. These amounts represent aggregate fees paid for audit related services, tax compliance, tax advice and tax planning services and other advisory services concerning risk management and regulatory matters rendered by E&Y to Service Affiliates.

GENERAL INFORMATION
Quorum
The holders of a majority of the shares of stock of the Fund entitled to vote at the Meeting present virtually or by proxy, shall constitute a quorum for the transaction of business at the Meeting. If, by the time scheduled for the Meeting, a quorum of the Fund’s shareholders is not present, or if a quorum is present but sufficient votes to act upon the proposals are not received from the shareholders, the chairman of the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders. No additional notice, other than announcement at the Meeting, will be provided to shareholders in the event the Meeting is adjourned unless otherwise required by Maryland law.
Attending the Virtual Meeting
If you owned shares as of the Record Date and wish to participate in the Meeting, you must email AST Fund Solutions, LLC (“AST”) at attendingameeting@astfinancial.com or call AST toll-free at 1-800-814-0439, in order to register to attend the Meeting, obtain the credentials to access the Meeting, and verify that you were a shareholder on the Record Date. Requests for registration must be received by AST no later than 5:00 p.m., Eastern Time, on December 13, 2022. You will then receive a confirmation email from AST of your registration and a control number that will allow you to vote or ask questions to management at the Meeting. We will respond to questions submitted that are applicable to our business and otherwise in compliance with the rules of conduct for the meeting, which will be available on the virtual meeting website. If you have any difficulty accessing the virtual meeting or experience other technical difficulties, please contact the number for technical assistance that will be provided on the virtual meeting website.
Even if you intend to attend the Meeting virtually, we encourage you to submit your proxy prior to the Meeting. Attending the meeting by itself will not revoke a properly submitted proxy and there is no need to vote again at the Meeting unless you would like to revoke your prior proxy.
If you are a record owner of shares, please have your 15-digit control number which is printed on your proxy materials available when you call or include it in your email. You may vote or ask questions to management during the Meeting by following the instructions that will be available on the Meeting website during the Meeting.
If you hold your shares through an intermediary, such as a bank or broker (“broker-dealers”), as of the Record Date, you must provide a legal proxy from that institution in order to vote your shares at the Meeting. You may forward an email from your intermediary or attach an image of your legal proxy and transmit it via email to AST at attendingameeting@astfinancial.com and you should label the email “Legal Proxy” in the subject line. If you hold your shares through an intermediary as the Record Date and wish to attend, but not vote at, the Meeting, you must verify to AST that you owned shares as of the Record Date through an account statement or some other similar means.
Voting
You may vote your shares by Internet, by telephone, by mail or by attending the Meeting and voting during the Meeting. Please refer to your proxy card or voting instructions from your broker-dealer for more information on how to vote.
All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions of the proxies. If a properly executed proxy is received with no voting selections indicated, the shares will be voted FOR the election of each of the Director nominees (Proposal 1), FOR the change to the compensation structure of the Fund so that at the Fund’s current asset level (and at asset levels below $325 million) the Fund will pay a lower management fee, although if the Fund’s asset level goes above $325 million the Fund would pay a higher management fee (Proposal 2) and AGAINST the shareholder proposal to establish a special committee to investigate suitable alternatives to replace the Fund’s current investment manager (Proposal 3).
The election of the Directors to the Board (Proposal 1) requires the affirmative vote of a majority of the votes entitled to be cast in the election of directors.

Shareholder approval of the change to the compensation structure of the Fund fee (Proposal 2) will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund, as defined in and required by the Investment Company Act. The vote of a “majority of the outstanding voting securities” of the Fund is defined as the affirmative vote of the lesser of (a) 67% or more of the outstanding shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund.
Approval of the shareholder proposal to establish a special committee to investigate suitable alternatives to replace the Fund’s current investment manager (Proposal 3) requires the affirmative vote of a majority of the votes cast at the Meeting.
A previously submitted proxy may be revoked at any time prior to being voted at the Meeting by submitting a written notification to the Secretary of the Fund, by the execution and delivery of a later-dated proxy, by the Fund’s receipt of a subsequent valid Internet or telephone vote, or by attending the Meeting and voting virtually. Please note that merely virtually attending the Meeting without voting will not revoke a previously submitted valid proxy.
Broker Non-Votes and Abstentions
Brokers-dealers may vote those shares in their discretion on certain “routine” matters even if they do not receive timely voting instructions from the beneficial owner. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions. A broker non-vote occurs when shares held by a broker-dealer are voted on at least one matter at the Meeting (and therefore present for quorum purposes) but such shares are not voted on another matter because the beneficial owner of such shares has not provided voting instructions with regard to such matter and the broker-dealer does not have discretionary authority to vote on such matter without voting instructions.
Under the rules of the New York Stock Exchange applicable to companies registered under the Investment Company Act, the election of Directors of the Fund is considered a “routine” matter and brokers may exercise discretionary voting authority with respect to the election of directors. Accordingly, there will not be any broker non-votes on the election of Director nominees (Proposal 1). Abstentions will have the same impact as votes “against” on the voting results for the election of Director nominees.
With respect to “non-routine” matters, broker-dealers are not permitted to vote shares for a beneficial owner without timely received voting instructions. Proposal 2 and Proposal 3 to be presented at the Meeting are considered non-routine.
Broker non-votes and abstentions will have the same impact as votes “against” on the voting results for the change to the compensation structure of the Fund (Proposal 2). Broker non-votes and abstentions will have no impact on the voting results for the shareholder proposal to establish a special committee to investigate suitable alternatives to replace the Fund’s current investment manager (Proposal 3) because broker non-votes and abstentions will not be counted as votes cast. Like broker non-votes, abstentions will be counted for quorum purposes.
Householding
The SEC has adopted rules that permit investment companies, such as the Fund, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the shareholders of the Fund.
If you participate in householding and unless the Fund has received contrary instructions, only one copy of this proxy statement will be mailed to two or more shareholders who share an address. If you want to receive multiple copies of these materials or request householding in the future, please contact the Fund at the address and/or telephone number set forth above. Individual copies of reports will be sent to you within 30 days after the Fund receives your request to stop householding.
Miscellaneous
The expense of preparation, printing and mailing of the proxy materials will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited in person or by telephone. The Fund has retained AST, a firm that specializes in proxy solicitation services, to assist in the solicitation of proxies for the Meeting for an estimated fee of $17,857, plus reimbursement of expenses. AST is obligated to provide proxy solicitation services including, but not limited to, distribution of proxies to broker-dealers, telephonic communication with shareholders and broker-dealers, and monitoring of voting results.
Other Matters
With regard to any other business matters that may properly come before the Meeting, it is the intention of the persons named in the proxy to vote in accordance with their discretion.
Address of the Manager and the Investment Adviser
The address of NAM-U.S.A. is Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316. The address of NAM is 2-2-1, Toyosu, Koto-ku, Tokyo 135-0061, Japan.
Shareholder Proposals
Any proposal by a shareholder intended to be included in the proxy materials for the next annual meeting of shareholders of the Fund, which is expected to be held in November 2023, must be received by the Fund no later than July 10, 2023 and must otherwise comply with the requirements set forth in Rule 14a-8 under the Exchange Act. Written proposals with regard to the Fund should be emailed to the Secretary of the Fund at JOFInvestorRelations@nomura-asset.com
The Fund’s Bylaws require that any director nominations or other business to be properly brought before an annual meeting by a shareholder (outside of the process set forth in Rule 14a-8) must be received by the Fund not before July 10, 2023 and not later than August 9, 2023, and must otherwise comply with the requirements set forth in the Fund’s Bylaws. In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Fund’s nominees must provide notice to the Fund that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 16, 2023. Such proposals, nominations and universal proxy notices with regard to the Fund should be emailed to the Secretary of the Fund at JOFInvestorRelations@nomura-asset.com
By order of the Board of Directors,

Neil A. Daniele
Secretary of the Fund

November 7, 2022

APPENDIX A

MANAGEMENT AGREEMENT
AGREEMENT made this [*] day of November, 2022, by and between JAPAN SMALLER CAPITALIZATION FUND, INC., a Maryland corporation (hereinafter referred to as the “Fund”), and NOMURA ASSET MANAGEMENT U.S.A. INC., a New York corporation (hereinafter referred to as the “Manager”).
WITNESSETH:
WHEREAS, the Fund is engaged in business as a closed-end management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the “Investment Company Act”); and
WHEREAS, the Manager is willing to provide management and investment advisory services to the Fund on the terms and conditions hereinafter set forth;
NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:
ARTICLE I

Duties of the Manager
The Fund hereby retains the Manager to act as the manager of the Fund and to furnish the Fund with the management and investment advisory services described below, subject to the policies of, review by and overall control of the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Manager hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein.
(a) Management and Administrative Services. The Manager shall perform, or supervise the performance of, the management and administrative services necessary for the operation of the Fund including administering shareholder accounts and handling shareholder relations. The Manager shall provide the Fund with office space, equipment and facilities and such other services as the Manager, subject to review by the Board of Directors of the Fund, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Manager shall also, on behalf of the Fund, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Manager shall generally monitor the Fund’s compliance with investment policies and restrictions as set forth in filings made by the Fund under Federal securities laws. The Manager shall make reports to the Board of Directors of the Fund of the performance of its obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. The Manager and each of its affiliates shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed and agent of the Fund.
(b) Investment Advisory Services. The Manager shall provide the Fund with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of the Fund. The Manager shall act as investment adviser to the Fund and as such shall furnish continuously an investment program for the Fund and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities in which the Fund invests, options, futures, options on futures or in cash, subject always to the restrictions of the Articles of Incorporation and By-Laws of the Fund, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Fund’s investment objective, investment policies and investment restrictions as the same are set forth in filings made by the Fund under Federal securities laws. The Manager shall make decisions for the Fund as to foreign currency matters and make determinations as to foreign exchange contracts. The Manager shall make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities shall be exercised.

Should the Board of Directors of the Fund at any time, however; make any definite determination as to investment policy and notify the Manager thereof in writing, the Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Fund’s account with brokers or dealers selected by it, and to that end, the Manager is authorized as the agent of the Fund to give instructions to the Custodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers and dealers and the placing of such orders, the Manager is directed at all times to seek to obtain execution and price within the policy guidelines determined by the Board of Directors of the Fund and set forth in the filings made by the Fund under Federal securities laws. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Manager may select brokers or dealers with which it, or the Fund, is affiliated.
ARTICLE II

Allocation of Charges and Expenses
(a) The Manager. The Manager assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement and shall, at its own expense, provide the office space, equipment and facilities which it is obligated to provide under Article I hereof, and shall pay all compensation of officers of the Fund and all directors of the Fund who are “affiliated persons” (as defined in the Investment Company Act) of the Manager.
(b) The Fund. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: organization costs, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses, charges of the Custodian, any Sub-Custodian and Transfer and Dividend Disbursing Agent, expenses of portfolio transactions, Securities and Exchange Commission and stock exchange fees, expenses of registering the Fund’s shares under Federal, state and foreign laws, expenses of administering any dividend reinvestment plan (except to the extent set forth in such plan), fees and actual out-of-pocket expenses of directors who are not affiliated persons of the Manager, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other like expenses properly payable by the Fund.
ARTICLE III

Compensation of the Manager
For the services rendered, the equipment and facilities furnished and expenses assumed by the Manager, the Fund shall pay to the Manager at the end of each calendar month a fee at the annual rate of 0.90% of the Fund’s average weekly net assets (i.e., the average weekly value of the total assets of the Fund, minus the sum of liabilities of the Fund) not in excess of $250 million and 0.80% of the Fund’s average weekly net assets in excess of $250 million, commencing on the day following effectiveness hereof.
This fee schedule is effective on the day following the date hereof.
For purposes of this calculation, average weekly net assets is determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of the prior week If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. During any period when the determination of net asset value is suspended by the Board of Directors of the Fund, the average net asset value of a share for the last week prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding week until it is again determined.

ARTICLE IV

Retention of Investment Adviser
This Agreement is entered into with the understanding that the Manager will enter into a separate Investment Advisory Agreement with Nomura Asset Management Co., Ltd., in which the Manager will contract for advisory services and pay the Investment Adviser compensation for its services out of the compensation received hereunder pursuant to Article Ill at the rates set forth therein. Such Investment Advisory Agreement will be coterminous with this Management Agreement. The Fund acknowledges that the Manager, with the prior authorization of the Fund’s Board of Directors, may delegate its investment discretion set forth in Article I(b) hereof to the Investment Adviser.
ARTICLE V

Limitation of Liability of the Manager
The Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article V, the term “Manager” shall include any affiliates of the Manager performing services for the Fund contemplated hereby and directors, officers and employees of the Manager as well as that corporation itself.
ARTICLE VI

Activities of the Manager
The services of the Manager to the Fund are not to be deemed to be exclusive, the Manager and any person controlled by or under common control with the Manager (for purposes of this Article VI referred to as “affiliates”) being free to render services to others. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Manager and its affiliates, as directors, officers, employees, partners, and   . shareholders or otherwise and that directors, officers, employees, partners, and shareholders of the Manager and its affiliates are or may become similarly interested in the Fund, and that the Manager is or may become interested in the Fund as shareholder or otherwise.
ARTICLE VII

Duration and Termination of this Agreement
This Agreement shall become effective as of the date first above written and shall remain in force until [*] day of [ ], 2023 and thereafter, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.
This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund, or by the Manager, on sixty days’ written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.
ARTICLE VIII

Amendments of the Agreement
This Agreement may be amended by the parties only if such amendment is specifically approved in accordance with applicable requirements under the Investment Company Act.
ARTICLE IX

Definitions of Certain Terms
The terms “vote of a majority of outstanding voting securities,” “assignment,” “affiliated person” and “interested person,” when used in this Agreement, shall have the respective meanings specified in the Investment

Company Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.
ARTICLE X

Governing Law
This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.
IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.
JAPAN SMALLER CAPITALIZATION FUND, INC.

NOMURA ASSET MANAGEMENT U.S.A. INC.

JAPAN SMALLER CAPITALIZATION FUND, INC.

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

SAMPLE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-800-814-0439 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 12345678910

JAPAN SMALLER CAPITALIZATION FUND, INC.

This Proxy is solicited on behalf of the Board of Directors. The undersigned shareholder of Japan Smaller Capitalization Fund, Inc., a Maryland corporation (the "Fund"), appoints Neil A. Daniele and Maria R. Premole as proxies for the undersigned, with full power of substitution in each of them, for purposes of voting at the 2022 Annual Meeting of Shareholders (the "Meeting") and at any adjournment or postponement thereof. To enhance access to the Meeting for all shareholders, the Meeting will be held virtually on the Internet rather than in person. All shareholders are requested to vote by proxy over the Internet, by telephone, or by completing, dating, and signing this proxy card and returning it promptly. You also may vote at the virtual Meeting if you choose to attend.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free **1-800-814-0439**. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.**

Important Notice Regarding the Availability of Proxy Materials for this Annual Meeting of Shareholders to be held on December 15, 2022. The proxy statement for this meeting is available at: https://vote.proxyonline.com/japan/docs/jof.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

JAPAN SMALLER CAPITALIZATION FUND, INC.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

When properly executed, this proxy will be voted as indicated or, if no contrary direction is given when the duly executed proxy is returned, this proxy will be voted "FOR" the election of each director, "FOR" proposal 2 and "AGAINST" proposal 3.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE DIRECTOR NOMINEES, "FOR" PROPOSAL 2 AND "AGAINST" PROPOSAL 3.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN
01. Rodney A. Buck	○	○	○
02. David B. Chemidlin	○	○	○
03. Marcia L. MacHarg	○	○	○
04. Yuichi Nomoto	○	○	○
05. Paige P. Ouimet	○	○	○

In the discretion of such proxies, upon other business as may properly come before the meeting or any adjournments or postponements thereof.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]